Exhibit 99.2

Radiant Logistics, Inc. (NYSEMKT:RLGT) Q1 2019 Earnings Conference Call November 8, 2018 4:30 PM ET

Executives

Bohn Crain - Founder and Chief Executive Officer

Todd Macomber - Chief Financial Officer

Analysts

Kevin Sterling - Seaport Global Securities

Jeff Kauffman - Loop Capital Markets

Operator

Good afternoon. This is your conference operator. This afternoon, Bohn Crain, Radiant Logistics' Founder and CEO of Radiant; and Radiant's Chief Financial Officer, Todd Macomber, will discuss financial results for the company's First Fiscal Quarter Ended September 30, 2018. Following their comments, we will open the call to the questions. This conference is scheduled for 30 minutes. This conference call may include forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.

The company has based these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about the company that may cause the company's actual results or achievements to be materially different from the results or achievements expressed or implied by such forward-looking statements.

While it is impossible to identify all the factors that may cause the company's actual results or achievements to differ materially from those set forth in our forward-looking statements, such factors include those that have in the past and may in the future be identified in the company's SEC filings and other public announcements, which are available on the Radiant website at www.radiantdelivers.com. In addition, past results are not necessarily an indication of future performances.

Now, I'd like to pass the call over to Radiant's Founder and CEO, Bohn Crain. Mr. Crain.

Bohn Crain

Thanks operator. Good afternoon everyone and thank you for joining in on today’s call. We are pleased to report strong results in the continued broad-based improvement in our financial performance for the quarter ended September 30, 2018.

We posted revenues of $218.9 million, up $20.9 million or 10.6%; net revenues of $54.9 million, up $9.3 million or 20.4%; net income allocable to common shareholders of $2.5 million, up $2.2 million; adjusted net income allocable to common shareholders of $5.3 million, up $2.4 million or 82.8%; and adjusted EBITDA of $8.8 million, up $2.3 million or 35.4% over the comparable prior year period.

Our net revenue margins also improved, up 210 basis points to 25.1% from 23% for the comparable prior year period. In addition, we also saw improvement in our adjusted EBITDA margins, up 190 basis points to 16.1% from 14.2% for the comparable prior year period.

We saw good improvement across the organization and excluding intracompany eliminations, we reported U.S. revenues of $191.2 million, up $16.3 million and 9.3%, and Canadian revenues of $27.7 million, up $4.1 million and 17.6% for the comparable prior year period. For net revenues, our U.S. operations reported $47.1 million, up $6.6 million and 16.2%; and our Canadian operations reported $8.5 million, up $2.9 million and 51.8% over the comparable prior year period.

On the technology front, we also continue to make steady progress on the deployment of our new SAP transportation management system and have begun to deploy the application in several of our strategic operating locations. As we previously discussed, we believe our ongoing investment in technology provides us with the unique opportunity to deliver a state-of-the-art technology platform for our strategic operating partners and the end customers that we serve.

At the same time, our new technology set will enable a number of productivity initiatives to stream-line our back-office processes and accelerate the realization of back-office cost synergies associated with existing and future acquisitions and can ultimately help facilitate revenue synergies across the platform.

With that, I’ll turn it over to Todd Macomber, our CFO to walk us through some of our detailed financial results and then we’ll open it up for some Q&A.

Todd Macomber

Thanks Bohn and good afternoon everyone. Today, we will be discussing our financial results, including adjusted net income and adjusted EBITDA for the three months ended September 30, 2018. For the three months ended September 30, 2018 we reported net income allocable to common stockholders of $2.572 million on $218.9 million of revenues, or $0.05 per basic and fully diluted share.

For the three months ended September 30, 2017, we reported net income allocable to common stockholders of $316,000 on $198 million of revenue, or $0.01 per basic and fully diluted share, which included a $300,000 gain on contingent consideration and $107,000 of transition and lease termination costs. This represented an increase of approximately $2.256 million over the comparable prior year period.

For the three months ended September 30, 2018, we reported adjusted net income attributable to common stockholders of $5.376 million. For the three months ended September 30, 2017, we reported adjusted net income attributable to common stockholders of $2.938 million. This represents an increase of approximately $2.438 million or approximately 83%.

For adjusted EBITDA, we reported adjusted EBITDA of $8.813 million for the three months ended September 30, 2018, compared to adjusted EBITDA of $6.483 million for the three months ended September 30, 2017. This represents an increase of $2.330 million or approximately 35.9%.

With that, I will turn the call back over to our moderator to facilitate any Q&A from our callers.

Question-and-Answer Session

Operator

Thank you. [Operator Instructions] The first question is from Kevin Sterling, Seaport Global Securities. Please go-ahead sir.

Kevin Sterling

Thank you. Good afternoon, Bohn and Todd. How are you?

Bohn Crain

Good. How are you?

Todd Macomber

Doing well.

Kevin Sterling

I’m doing well. Thank you and congrats on another very nice quarter, two in a row.

Todd Macomber

Thank you.

Kevin Sterling

Yes. Now, it seems like you really got things rolling. And along those lines, are you at a point, Bohn, where the model is, you're growing double-digit top line, but your net revenue is growing faster than your top line? We saw that this quarter. Is that how we should look at Radiant Logistics now?

Bohn Crain

Yes. That kind of gets to the scalability of the business and kind of our – the marginal cost of supporting incremental business across the platform. And that's kind of historically when people have asked about, how we should think about modeling, the organic growth of the business. We’ve said, kind of mid-single digit top-line growth, but solid double-digit growth at the EBITDA line item, and that’s really kind of what we’ve seen here.

I think one point of clarification is, I’m hearing myself say it, is we like to hold the conversation at the gross margin line, right, or the net revenue line, but we’ve been investing and organic growth initiatives. We’re seeing the benefits of those efforts manifesting themselves at the gross margin line and then we’re seeing the leverage of the back office amplifying that effect getting more and more dollars to the bottom line.

And this quarter was the first quarter in a while where we’ve actually been able to report solid growth on the gross margin percentage as well. I think it was up right at 200 basis points worth of improvement on the comparable year-over-year period. So, a lot of the repricing of contracts and some of the things that we’ve talked about on prior quarters all of those things have come forward and materialized as we had previously described.

Kevin Sterling

Yes. No. That's why I wanted to leave with that question because to me, it looks like it's beginning to happen. And just listen to you talk, I think that's how we need to think about it going forward. So, the fruits of your labor probably paying off, so congrats.

Bohn Crain

Thank you.

Kevin Sterling

You mentioned organic growth, can you talk to us a little bit about what that was like in the quarter?

Bohn Crain

This is a pretty clean quarter. We have one very, very small tuck-in acquisition, the Sandifer acquisition. That would have been in September of last year, but it is really insignificant in almost all respects in terms of the financial metrics. So, the numbers that you're seeing here, for all intents and purposes are organic.

Kevin Sterling

Wow. Okay, great. Let me ask you a big picture question. Now that we’ve gotten a new, I guess you want to call it NAFTA deal done with Canada, assume – as we think about – as your agents are out there selling business, is this an easy environment now to do so that we've got some of those headwinds out of the way? How should we think about new deal in Canada in positive impacting your business?

Bohn Crain

I think it will help people who don’t necessarily have the benefit of seeing our Q yet, which will be filed here in a little bit. So, it’s not necessarily jumping out in the form of the press release, but one of the good news stories here is the performance of our Canadian segment. The guys up north have just done an outstanding job. And we were admittedly a little slow out of the gate in terms of our wills acquisition in the financial performance of Wheels because of a number of reasons beyond our control, but the bundling strategy that we’ve talked about historically and value-added services in combination with kind of our core transportation service offering in Canada has really gotten traction and their comparative year-over-year results are really exciting and we just couldn’t be happier with the performance of that leadership team in Canada and what they’ve been able to do.

Kevin Sterling

Well, great. Yes, and I saw some of the growth, they look pretty phenomenal, so thank you for help with that. Also, here we are in the second week of November, can you talk to us a little bit about the trends you have seen so far in the month of October, as well as maybe early November just from a freight perspective and an impact on your business?

Bohn Crain

I think we and the others remain pretty bullish in terms of what we are seeing out there. So, I think, I don’t want to get too far out over my skis, but we expect this positive trend to continue, at least into this quarter in response to your question, we see nothing on the immediate horizon, which would suggest back tracking.

Kevin Sterling

Okay, thank you. Same here. So, last question for me Bohn, it looks like you paid down some debt in the quarter and may be added 1 million to your cash position, so by my back of the envelope math, it looks like you may have generated this quarter between 5 million to 6 million of free cash flow, is my math, right?

Bohn Crain

Yes. That’s right. So, cash from operations in the cash flow statement, which people will see in the Q, we will see right that $5.8 million of cash from operations for the quarter.

Kevin Sterling

Okay, great. Looking at my model it’s probably one of the best numbers you reported in a few years. So, congrats.

Bohn Crain

Thank you very much.

Kevin Sterling

Thank you for your time today. Appreciate it.

Operator

The next question is from Jeff Kauffman, Loop Capital Markets. Mr. Kauffman, please go ahead.

Jeff Kauffman

Hi guys, can you hear me?

Bohn Crain

Hi, Jeff. Yes, we can. Loud and clear. Welcome back.

Jeff Kauffman

Thank you very much. Good to be back and congratulations, fantastic quarter.

Bohn Crain

Thank you.

Jeff Kauffman

I want to follow-up Kevin's line of thinking because it’s interesting, if you look at the stock market, they seem to be predicting the end of days here and there is a lot of uncertainty, we got a lot of levers moving around with trade and tariff. Some people are saying there was early shipping because people want to avoid the tariffs, and just all kinds of speculation. I think you said from where you stand, this feels real, this feels solid, but are you able to look at your businesses and get a sense from maybe where the strengths might have been stronger, are you seeing any acceleration in certain industries or certain geographies or are you seeing any deceleration, can you try and put a little bit of context around kind of what parts of the business have been moving forward, what parts of the business are kind of sitting in place?

Bohn Crain

At a high level, certainly one of the most exciting aspects of the story I think is just organic growth, and it’s come from almost every aspect of the business in a meaningful way, both in Canada and just our base, what I’ll call, our core forwarding operations, which is really the heartbeat of the financial health of the organization. We’re doing really well. The, kind of the area that had been the weakest most recently was the Clipper operations, by operation with what was going on with capacity and kind of the whipsawing effect and rail service and the ability for us to recapture market share in terms of the intermodal traffic and the repricing of contract.

So, we’ve been kind of working our way through that. So, if we had a laggard, it was Clipper. And Clipper itself is starting to kind of, one, it is the smallest component part in the mix, so we're kind of down a little bit in the weeds probably talking about a piece of the business that represents 10% of the pie to begin with, but even that group is doing better on a year-over-year basis as we are heading in the right direction. We have been able to reprice the contracts that we talked about historically and so there too, I think we certainly believe are heading up rather than sideways in terms of the performance of that particular business.

Jeff Kauffman

And I think both you and Todd had alluded to productivity improvements, can you talk a little bit about what you are seeing there and kind of give us an idea of what inning you are in terms of the rollout of your technology platforms?

Bohn Crain

Yes, well it’s certainly early innings, but as we think about productivity improvements per se, like I believe this quarter and then just to kind of frame the conversation a little bit, we like to talk about it in terms of EBITDA as a function of gross margin. I think, we've printed 16.1% this quarter. That may be, if not the highest in the history of the company, it’s right up there, and in terms of the performance of the business, and I think there is lots of incremental opportunities as we continue to move forward. We have and continue to invest in SAP and there’s a couple of different aspects of that.

One is, the TMS operating system, which we're working through the deployment of, and the other is some more back office oriented in terms of financial accounting and processing in some of those area and we're kind of fully installed on the accounting platform for SAP having gone through that upgrade and there’s any number of productivity initiatives that we have underway whether it’s trading partner connectivity or electronic invoicing or quick pay and OCR technologies to streamline processes here in our back office that we’re really excited about.

So, we kind of have a, kind of this very robust foundation now from a technology standpoint and back office to kind of head down a lot of different very interesting rabbit trails that each in their own right can drive kind of incremental value and leverage to the platform. So, some of that may not sound too sexy, but in terms of financial drivers and kind of just making the back office a lean, mean fighting machine, we're really excited about where we sit and what our opportunities are within that frame going forward.

Jeff Kauffman

It’s funny you mentioned the lean, mean, fighting machine. I was just told that my reference to Tommy Boy was 23 years old, but I think [indiscernible].

Bohn Crain

We're showing our age. We're showing our age.

Jeff Kauffman

Well congratulations. This was a terrific quarter, and I'm very happy for you guys thank you.

Bohn Crain

Thank you.

Todd Macomber

Thank you.

Operator

[Operator Instructions] Mr. Crain, there are no further questions at this time. Can I turn the conference over back to you?

Bohn Crain

Absolutely. Let me close by saying that we remain very excited with our progress and prospects here at Radiant, and we remain very bullish on the growth platform that we've created. We are encouraged by our improving results and remain committed to our long-standing strategy to deliver profitable growth through a combination of organic and acquisition growth initiatives.

Our now more than 10-year first to market advantage in executing our multi-brand strategy and consolidating agent-based forwarding networks ongoing investment in technology and low leverage on our balance sheet puts us in a unique position to further support consolidation in the marketplace.

We’re patiently persistent in the pursuit of this long-term vision, which we believe over time will deliver meaningful value for our shareholders, our operating partners, and the end customers that we serve. Thanks for listening and your support of Radiant Logistics.

Operator

This concludes today's conference. Thank you for dialing in.